Exhibit 99.1

Union Pacific Reports Third Quarter 2021 Results

Omaha, Neb., October 21, 2021 – Union Pacific Corporation (NYSE: UNP) today reported 2021 third quarter net income of $1.7 billion, or $2.57 per diluted share. This compares to $1.4 billion, or $2.01 per diluted share, in the third quarter 2020.

“The Union Pacific team successfully navigated global supply chain disruptions, a major bridge outage, and additional weather events to produce strong quarterly revenue growth and financial results,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “In the quarter, the team delivered solid core pricing gains, leveraged business development to produce a positive business mix, and generated productivity to offset flat volume. We also set a quarterly record for fuel consumption rate as we continue to make strides towards our goal to reduce our absolute greenhouse gas emissions. As we close out 2021, we are committed to improving our safety performance and service product to support our customers and the broader supply chain to handle the strong demand for freight transportation.”

Financial Results: Third Quarter Records for Operating Income, Operating Ratio, Net Income, and Earnings Per Share

Third Quarter 2021 Compared to Third Quarter 2020

•	Operating revenue of $5.6 billion was up 13%.
•	Business volumes, as measured by total revenue carloads, were flat.
•	Union Pacific’s 56.3% operating ratio improved 240 basis points. Higher fuel prices negatively impacted the operating ratio by 140 basis points.
•	Operating Income of $2.4 billion was up 20%.
•	The company repurchased 8.6 million shares in third quarter 2021 at an aggregate cost of $1.8 billion.

Operating Performance: Quarterly Record for Fuel Consumption Rate; Third Quarter Record for Workforce Productivity

Third Quarter 2021 Compared to Third Quarter 2020

•	Network operations challenged by wildfires and other weather events, reflected in quarterly freight car velocity of 195 daily miles per car, a 13% decline.
•	Quarterly locomotive productivity was 127 gross ton-miles (GTMs) per horsepower day, an 8% decline.
•	Quarterly workforce productivity was 1,044 car miles per employee, a 5% improvement.
•	Average maximum train length was 9,359 feet, a 4% increase.
•	Fuel consumption rate, measured in gallons of fuel per thousand GTMs, improved 1%.
•	Union Pacific’s year-to-date reportable personal injury rate deteriorated to 1.00 per 200,000 employee-hours compared to 0.90 for year-to-date 2020.

-more-

Third Quarter 2021 Earnings Conference Call

Union Pacific will webcast its third quarter 2021 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, October 21, 2021, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic.  These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2020, which was filed with the SEC on February 5, 2021. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2021	2020	%		2021	2020	%
Operating Revenues
Freight revenues	$5,166	$4,596	12%		$14,947	$13,448	11%
Other	400	323	24		1,124	944	19
Total operating revenues	5,566	4,919	13		16,071	14,392	12
Operating Expenses
Compensation and benefits	1,040	1,008	3		3,088	2,972	4
Depreciation	553	555	-		1,652	1,653	-
Purchased services and materials	510	508	-		1,478	1,470	1
Fuel	544	301	81		1,452	982	48
Equipment and other rents	217	217	-		629	655	(4)
Other	270	299	(10)		874	832	5
Total operating expenses	3,134	2,888	9		9,173	8,564	7
Operating Income	2,432	2,031	20		6,898	5,828	18
Other income, net	38	37	3		214	221	(3)
Interest expense	(290)	(295)	(2)		(862)	(862)	-
Income before income taxes	2,180	1,773	23		6,250	5,187	20
Income taxes	(507)	(410)	24		(1,438)	(1,218)	18
Net Income	$1,673	$1,363	23%		$4,812	$3,969	21%

Share and Per Share
Earnings per share - basic	$2.58	$2.02	28%		$7.31	$5.85	25%
Earnings per share - diluted	$2.57	$2.01	28		$7.29	$5.83	25
Weighted average number of shares - basic	648.7	675.0	(4)		658.3	679.0	(3)
Weighted average number of shares - diluted	650.3	676.8	(4)		659.9	680.7	(3)
Dividends declared per share	$1.07	$0.97	10		$3.11	$2.91	7

Operating Ratio	56.3%	58.7%	(2.4)	pts	57.1%	59.5%	(2.4)	pts
Effective Tax Rate	23.3%	23.1%	0.2	pts	23.0%	23.5%	(0.5)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2021	2020	%	2021	2020	%
Freight Revenues (Millions)
Grain & grain products	$731	$695	5%	$2,292	$2,028	13%
Fertilizer	172	157	10	521	499	4
Food & refrigerated	253	239	6	739	694	6
Coal & renewables	531	387	37	1,295	1,177	10
Bulk	1,687	1,478	14	4,847	4,398	10
Industrial chemicals & plastics	503	454	11	1,436	1,384	4
Metals & minerals	488	365	34	1,330	1,202	11
Forest products	342	284	20	1,006	853	18
Energy & specialized markets	578	464	25	1,654	1,522	9
Industrial	1,911	1,567	22	5,426	4,961	9
Automotive	417	481	(13)	1,292	1,194	8
Intermodal	1,151	1,070	8	3,382	2,895	17
Premium	1,568	1,551	1	4,674	4,089	14
Total	$5,166	$4,596	12%	$14,947	$13,448	11%
Revenue Carloads (Thousands)
Grain & grain products	185	187	(1)%	592	529	12%
Fertilizer	55	50	10	153	149	3
Food & refrigerated	48	48	-	141	137	3
Coal & renewables	232	213	9	604	607	-
Bulk	520	498	4	1,490	1,422	5
Industrial chemicals & plastics	153	144	6	449	439	2
Metals & minerals	188	156	21	516	492	5
Forest products	63	55	15	187	161	16
Energy & specialized markets	145	125	16	422	402	5
Industrial	549	480	14	1,574	1,494	5
Automotive	166	203	(18)	519	490	6
Intermodal [a]	809	863	(6)	2,483	2,296	8
Premium	975	1,066	(9)	3,002	2,786	8
Total	2,044	2,044	-%	6,066	5,702	6%
Average Revenue per Car
Grain & grain products	$3,937	$3,705	6%	$3,869	$3,832	1%
Fertilizer	3,125	3,172	(1)	3,398	3,361	1
Food & refrigerated	5,246	4,891	7	5,235	5,053	4
Coal & renewables	2,298	1,820	26	2,146	1,938	11
Bulk	3,244	2,964	9	3,252	3,092	5
Industrial chemicals & plastics	3,277	3,154	4	3,195	3,150	1
Metals & minerals	2,596	2,337	11	2,577	2,444	5
Forest products	5,457	5,181	5	5,390	5,300	2
Energy & specialized markets	3,996	3,742	7	3,924	3,791	4
Industrial	3,482	3,271	6	3,448	3,321	4
Automotive	2,500	2,368	6	2,488	2,438	2
Intermodal [a]	1,424	1,238	15	1,362	1,261	8
Premium	1,608	1,454	11	1,557	1,468	6
Average	$2,528	$2,248	12%	$2,464	$2,359	4%
[a]	For intermodal shipments each container or trailer equals one carload. 2

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2021	2020
Assets
Cash and cash equivalents	$1,194	$1,799
Short-term investments	46	60
Other current assets	2,570	2,355
Investments	2,273	2,164
Properties, net	54,362	54,161
Operating lease assets	1,630	1,610
Other assets	285	249
Total assets	$62,360	$62,398

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,835	$1,069
Other current liabilities	3,276	3,104
Debt due after one year	27,560	25,660
Operating lease liabilities	1,262	1,283
Deferred income taxes	12,500	12,247
Other long-term liabilities	2,010	2,077
Total liabilities	48,443	45,440
Total common shareholders' equity	13,917	16,958
Total liabilities and common shareholders' equity	$62,360	$62,398

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2021	2020
Operating Activities
Net income	$4,812	$3,969
Depreciation	1,652	1,653
Deferred income taxes	189	327
Other - net	(150)	44
Cash provided by operating activities	6,503	5,993
Investing Activities
Capital investments	(1,945)	(2,294)
Maturities of short-term investments	64	106
Purchases of short-term investments	(40)	(106)
Other - net	129	213
Cash used in investing activities	(1,792)	(2,081)
Financing Activities
Share repurchase programs	(5,846)	(2,956)
Debt issued	3,901	4,004
Dividends paid	(2,045)	(1,974)
Debt repaid	(1,120)	(832)
Debt Exchange	(270)	(327)
Net issuance of commercial paper	125	(2)
Other - net	(36)	(63)
Cash used in financing activities	(5,291)	(2,150)
Net Change in Cash, Cash Equivalents and Restricted Cash	(580)	1,762
Cash, cash equivalents, and restricted cash at beginning of year	1,818	856
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,238	$2,618
Free Cash Flow*
Cash provided by operating activities	$6,503	$5,993
Cash used in investing activities	(1,792)	(2,081)
Dividends paid	(2,045)	(1,974)
Free cash flow	$2,666	$1,938

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2021	2020	%		2021	2020	%
Operating/Performance Statistics
Freight car velocity (daily miles per car) [a]	195	223	(13)%		205	220	(7)%
Average train speed (miles per hour) *	24.2	25.3	(4)		24.8	25.8	(4)
Average terminal dwell time (hours) *	24.0	22.8	5		23.5	22.8	3
Locomotive productivity (GTMs per horsepower day)	127	138	(8)		135	135	-
Gross ton-miles (GTMs) (millions)	207,059	196,998	5		607,949	568,921	7
Train length (feet)	9,359	8,984	4		9,340	8,676	8
Intermodal car trip plan compliance (%)	66	77	(11)	pts	72	81	(9) pts
Manifest/Automotive car trip plan compliance (%)	60	72	(12)	pts	65	70	(5) pts
Workforce productivity (car miles per employee)	1,044	998	5		1,036	920	13
Total employees (average)	29,810	30,155	(1)		29,877	31,362	(5)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.37	$ 1.36	74%		$ 2.13	$ 1.51	41%
Fuel consumed in gallons (millions)	221	213	4		660	627	5
Fuel consumption rate**	1.068	1.084	(1)		1.085	1.103	(2)

Revenue Ton-Miles (Millions)
Grain & grain products	17,326	18,035	(4)%		57,864	50,388	15%
Fertilizer	3,038	2,932	4		9,202	9,092	1
Food & refrigerated	4,685	4,614	2		13,824	12,872	7
Coal & renewables	24,539	20,374	20		62,791	58,567	7
Bulk	49,588	45,955	8		143,681	130,919	10
Industrial chemicals & plastics	7,746	7,170	8		22,791	20,630	10
Metals & minerals	8,922	6,536	37		24,382	21,471	14
Forest products	6,381	5,882	8		19,405	17,321	12
Energy & specialized markets	9,780	8,005	22		28,482	27,327	4
Industrial	32,829	27,593	19		95,060	86,749	10
Automotive	3,507	4,269	(18)		11,049	10,498	5
Intermodal	18,390	20,096	(8)		56,643	55,344	2
Premium	21,897	24,365	(10)		67,692	65,842	3
Total	104,314	97,913	7%		306,433	283,510	8%

[a]Prior years have been realigned to conform to the current year presentation.

* Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2021
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,649	$5,132	$5,166	$14,947
Other revenues	352	372	400	1,124
Total operating revenues	5,001	5,504	5,566	16,071
Operating Expenses
Compensation and benefits	1,026	1,022	1,040	3,088
Depreciation	549	550	553	1,652
Purchased services and materials	490	478	510	1,478
Fuel	411	497	544	1,452
Equipment and other rents	212	200	217	629
Other	320	284	270	874
Total operating expenses	3,008	3,031	3,134	9,173
Operating Income	1,993	2,473	2,432	6,898
Other income, net	51	125	38	214
Interest expense	(290)	(282)	(290)	(862)
Income before income taxes	1,754	2,316	2,180	6,250
Income taxes	(413)	(518)	(507)	(1,438)
Net Income	$1,341	$1,798	$1,673	$4,812

Share and Per Share
Earnings per share - basic	$2.01	$2.73	$2.58	$7.31
Earnings per share - diluted	$2.00	$2.72	$2.57	$7.29
Weighted average number of shares - basic	667.6	658.5	648.7	658.3
Weighted average number of shares - diluted	669.2	660.1	650.3	659.9
Dividends declared per share	$0.97	$1.07	$1.07	$3.11

Operating Ratio	60.1%	55.1%	56.3%	57.1%
Effective Tax Rate	23.5%	22.4%	23.3%	23.0%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2021
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$766	$795	$731	$2,292
Fertilizer	170	179	172	521
Food & refrigerated	235	251	253	739
Coal & renewables	341	423	531	1,295
Bulk	1,512	1,648	1,687	4,847
Industrial chemicals & plastics	435	498	503	1,436
Metals & minerals	375	467	488	1,330
Forest products	316	348	342	1,006
Energy & specialized markets	530	546	578	1,654
Industrial	1,656	1,859	1,911	5,426
Automotive	447	428	417	1,292
Intermodal	1,034	1,197	1,151	3,382
Premium	1,481	1,625	1,568	4,674
Total	$4,649	$5,132	$5,166	$14,947
Revenue Carloads (Thousands)
Grain & grain products	203	204	185	592
Fertilizer	44	54	55	153
Food & refrigerated	45	48	48	141
Coal & renewables	174	198	232	604
Bulk	466	504	520	1,490
Industrial chemicals & plastics	140	156	153	449
Metals & minerals	146	182	188	516
Forest products	60	64	63	187
Energy & specialized markets	139	138	145	422
Industrial	485	540	549	1,574
Automotive	180	173	166	519
Intermodal [a]	796	878	809	2,483
Premium	976	1,051	975	3,002
Total	1,927	2,095	2,044	6,066
Average Revenue per Car
Grain & grain products	$3,782	$3,894	$3,937	$3,869
Fertilizer	3,852	3,304	3,125	3,398
Food & refrigerated	5,234	5,226	5,246	5,235
Coal & renewables	1,958	2,134	2,298	2,146
Bulk	3,246	3,266	3,244	3,252
Industrial chemicals & plastics	3,113	3,189	3,277	3,195
Metals & minerals	2,563	2,569	2,596	2,577
Forest products	5,244	5,463	5,457	5,390
Energy & specialized markets	3,828	3,944	3,996	3,924
Industrial	3,417	3,442	3,482	3,448
Automotive	2,485	2,479	2,500	2,488
Intermodal [a]	1,299	1,363	1,424	1,362
Premium	1,517	1,547	1,608	1,557
Average	$2,413	$2,449	$2,528	$2,464

[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Net income	$6,192	$5,349
Add:
Income tax expense	1,851	1,631
Depreciation	2,209	2,210
Interest expense	1,141	1,141
EBITDA	$11,393	$10,331
Adjustments:
Other income, net	(280)	(287)
Interest on operating lease liabilities**	53	59
Adjusted EBITDA	$11,166	$10,103
Debt	$29,395	$26,729
Operating lease liabilities	1,568	1,604
Unfunded pension and OPEB, net of taxes of $175 and $195	585	637
Adjusted debt	$31,548	$28,970
Adjusted debt / Adjusted EBITDA	2.8	2.9

Comparable Adjusted Debt / Adjusted EBITDA*
	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2021	2020
Adjusted debt / Adjusted EBITDA	2.83	2.87
Factors Affecting Comparability:
Brazos yard impairment [b]	(0.07)	(0.08)
Comparable Adjusted Debt / Adjusted EBITDA	2.76	2.79

[a]The trailing twelve months income statement information ended September 30, 2021, is recalculated by taking the twelve months ended December 31, 2020, subtracting the nine months ended September 30, 2020, and adding the nine months ended September 30, 2021.

[b]Adjustments remove the impact of $209 million from net income and $69 million from income tax expense for the year ended December 31, 2020. See page 9 for a reconciliation to GAAP.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) and comparable adjusted debt to adjusted EBITDA are considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe these measures are important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA and comparable adjusted debt to adjusted EBITDA. At September 30, 2021, and December 31, 2020, the incremental borrowing rate on operating lease liabilities was 3.4% and 3.7%, respectively.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts and Percentages	Reported results	Brazos Yard	Adjusted results
	(GAAP)	Impairment	(non-GAAP)
For the Year Ended December 31, 2020
Income taxes	$1,631	$69	$1,700
Net income	$5,349	$209	$5,558

*

The above table reconciles our results for the year ended December 31, 2020, to adjusted results that exclude the impact of certain items identified as affecting comparability. We use adjusted income taxes and adjusted net income, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, income taxes and net income.